SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 16, 2004

quepasa corporation

(Exact name of registrant as specified in its charter)

Nevada	0-25565	86-0879433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

410 N. 44th Street

Suite 450

Phoenix, AZ 85008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 716-0100

(Former name or former address, if changed since last report)

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

On 4-14-2004, Michael D. Silberman, a Director and Chairman of the Audit Committee, and David Hansen, a Director, voluntarily resigned from the board of directors of QUEPASA Corporation.

ITEM 7. EXHIBITS

1.	Letter of resignation from David Hansen
2.	Letter of resignation from Michael D. Silberman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

quepasa corporation (Registrant)

By:	/s/ JEFFREY S. PETERSON
Jeffrey S. Peterson Chief Executive Officer

Dated: April 16, 2004

End of Filing